Exhibit 99.1

FOR IMMEDIATE RELEASE:

AsiaFIN Names Ghi Geok, Khoo as Chief Financial Officer

Accomplished Finance Leader Brings 25-Plus Years of Finance, Accounting and Audit Experience to AsiaFIN

Kuala Lumpur, Malaysia (ACCESS WIRE) August 1, 2025 – AsiaFIN Holdings Corp. (OTCQB: ASFH), a leading fintech financial ecosystem enabler, today announced that Ghi Geok, Khoo also known as Chanti, an accomplished finance leader with significant experience in accounting, audit, and financial planning, has been named Chief Financial Officer (CFO), effective August 1, 2025.

Chanti joins AsiaFIN as Chief Financial Officer as well as CFO of the Insite MY Holdings Group (previously StarFIN Holding) subsidiaries. She is responsible for group-wide financial planning, staff recruiting and overseeing all fiscal activity, including budgeting, accounting, human resource and reporting. Chanti was previously involved in the listing of a Malaysian company in the United States, including the preparation of the quarterly and annual consolidation of accounts and all accounting related matters, including SEC submission. She maintains a CPA in Australia and she earned a Bachelor of Commerce (Accounting) from Curtin University, Australia.

“Chanti is a proven and accomplished finance executive with relevant experience in preparing our group to list in the United States,” commented KC Wong, AsiaFIN’s CEO. “As we move toward an uplist event in the U.S., and pursue opportunities with North American customers, her international expertise will prove invaluable.”

“AsiaFIN is at an exciting inflection point, having proven its capabilities in Asia and now expanding into new markets,” commented Khoo. “I am excited to join the company at this point in their evolution, and look forward to contributing to the firm’s growth.”

About AsiaFIN Holdings Corp

AsiaFIN Holdings Corp. (OTCQB: ASFH), a US listed, Nevada, USA Corporation, operates through its wholly owned Malaysia, Hong Kong and StarFIN Holdings Ltd subsidiaries. AsiaFIN’s mission is to become the “financial ecosystem enabler” through its solutions in Fintech; Regulatory Technology (REGTECH); ESG Consultancy & Reporting and Robotic Process Automation (RPA) services. AsiaFIN provides services to over 90+ financial institutions and over 100 corporate clients in the Asia and Middle east region including Malaysia, Myanmar, the Philippines, Indonesia, Bangladesh, Pakistan, Thailand, Singapore and Saudi Arabia. AsiaFIN’s clients are central banks, financial institutions and large corporation. For further information regarding the company, please visit https://asiafingroup.com

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of AsiaFIN and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

AsiaFIN undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with AsiaFIN’s operating history, recent history of losses and profits, ability to adequately protect its software innovations, dependence on key executives, ability to obtain required regulatory approvals, other factors described in AsiaFIN’s Annual Report on Form 10-K and other factors as may periodically be described in AsiaFIN’s filings with the U.S. Securities and Exchange Commission.

Investors & Media Contact:

Tom Baumann

FNK IR

646.349.6641

asfh@fnkir.com

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